Exhibit 99.5

                                                                EXECUTION COPY
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Date:    October 31, 2006

To:      Morgan Stanley Mortgage Loan Trust 2006-16AX        From:       Morgan Stanley Capital Services Inc.

Attn:    Wells Fargo Bank, National Association              Contact:    Kelvin Borre
         9062 Old Annapolis Road
         Columbia, MD 21045
         Attention:  Client Manager, MSM 2006-16AX

Fax:     (410) 715-2380                                      Fax:        (212) 507-3837

Tel:     (410) 884-2000                                      Tel:        (212) 761-1426

REFERENCE NUMBER: FRXQ5
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The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into on the Trade Date specified below (the "Transaction") between Morgan Stanley Capital Services Inc. ("Party A") and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-16AX ("Party B") pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of October 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee").

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined in this Confirmation (including the Definitions) have the meanings attributed to them in the PSA.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of October 31, 2006, as amended and supplemented from time to time (the
"Agreement"), between Party A and Party B. All provisions contained in the
Agreement govern this Confirmation except as expressly modified below.
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1.      The terms of the particular Transaction to which this Confirmation relates are as follows:

        Notional Amount:.................................    With respect to any Calculation Period, the lesser of
                                                             (a) the  amount set forth for such Calculation Period
                                                             in  Schedule I attached hereto and (b) the aggregate
                                                             Class Principal Balance of the Aggregate Group I
                                                             Certificates immediately  prior to the related
                                                             Distribution Date (as such terms are defined in the
                                                             PSA).

        Trade Date:......................................    October 25, 2006

        Effective Date:..................................    October 31, 2006

        Termination Date:................................    October 25, 2011, subject to adjustment in accordance
                                                             with the Business Day Convention

        Fixed Amounts:

                 Fixed Rate Payer:.......................    Party B

                                      1
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                 Fixed Rate Payer Payment Dates:.........    The 25th calendar day of each month during the Term of
                                                             this Transaction, commencing November 25, 2006 and ending on the
                                                             Termination Date, subject to adjustment in accordance with the Business Day Convention

                 Fixed Rate Payer Period End Dates:......    The 25th calendar day of each month during the Term of
                                                             this Transaction, commencing November 25, 2006 and
                                                             ending on October 25, 2011, subject to No Adjustment.

                 Fixed Rate:.............................    5.15% per annum

                 Fixed Amount:...........................    To be determined in accordance with the following
                                                             formula:

                                                             10 * Fixed Rate * Notional Amount * Fixed  Rate Day
                                                             Count Fraction.

                 Fixed Rate Day Count Fraction:..........    30/360

        Floating Amounts:

                 Floating Rate Payer:....................    Party A

                 Floating Rate Payer Payment Dates:......    Early Payment shall be applicable.  For each
                                                             Calculation Period, the Floating Rate Payer Payment
                                                             Date shall be the first Business Day prior to the
                                                             related Floating Rate Payer Period End Date.

                 Floating Rate Payer Period End Dates:...    The 25th calendar day of each month during the Term of
                                                             this Transaction, commencing November 25, 2006 and
                                                             ending on the Termination Date, subject to adjustment
                                                             in accordance with the Business Day Convention.

                 Floating Rate Option:...................    USD-LIBOR-BBA

                 Floating Amount:........................    To be determined in accordance with the following
                                                             formula:

                                                             10 * Floating Rate * Notional Amount *Floating Rate
                                                             Day Count Fraction.

                 Designated Maturity:....................    One month

                 Floating Rate Day Count Fraction:.......    Actual/360

                 Reset Dates:............................    The first day of each Calculation Period.

                 Compounding:............................    Inapplicable

                 Business Days:..........................    New York

                                      2
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                 Business Day Convention:................    Following

        Amendment to Section 2(c) of the Agreement:          Notwithstanding anything to the contrary in Section
                                                             2(c) of the Agreement, amounts that are payable
                                                             with respect to Calculation Periods which end in
                                                             the same calendar month (prior to any adjustment of
                                                             period end dates) shall be netted, as provided in
                                                             Section 2(c) of the Agreement, even if such amounts
                                                             are not due on the same payment date.  For
                                                             avoidance of doubt any payments pursuant to Section
                                                             6(e) of the Agreement shall not be subject to
                                                             netting.
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2.    Account Details and Settlement Information:

          Payments to Party A:

          Citibank, New York
          ABA No.: 021 000 089
          Account No.: 4072-4601
          Account Name: Morgan Stanley Capital Services Inc.

          Payments to Party B:

          Wells Fargo Bank, National Association
          ABA No. 121-000-248
          Account Name: Corporate Trust Clearing
          Account No. 3970771416 for further credit to 50955101, MSM 2006-16AX
          Ref: MSM 2006-16AX

3. Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

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                                       4
We are very pleased to have entered into this Transaction with you and we look forward to completing other transactions with you in the near future.

                               Very truly yours,

                               MORGAN STANLEY CAPITAL SERVICES INC.


                               By: /s/ David N. Moore
                                  ---------------------------------------
                                  Name:David N. Moore
                                  Title:Vice President


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


                                WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                  acting not in its individual capacity
                                  but solely as Securities Administrator on behalf of MORGAN STANLEY MORTGAGE LOAN TRUST 2006-16AX



                                By: /s/ Patricia Russo
                                   ---------------------------------------
                                   Name:Patricia Russo
                                   Title:Vice President

                                      4
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                                  SCHEDULE I
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
   Line                    Calculation Period                 NotionalAmount ($)     Multiplier
  -------        --------------------------------------  -----------------------   -------------
     1               10/25/2006           11/25/2006           71,042,170.00             10
     2               11/25/2006           12/25/2006           68,939,600.75             10
     3               12/25/2006            1/25/2007           66,898,686.48             10
     4                1/25/2007            2/25/2007           64,917,660.30             10
     5                2/25/2007            3/25/2007           62,994,765.60             10
     6                3/25/2007            4/25/2007           61,128,297.28             10
     7                4/25/2007            5/25/2007           59,309,519.37             10
     8                5/25/2007            6/25/2007           57,551,200.54             10
     9                6/25/2007            7/25/2007           55,844,480.56             10
    10                7/25/2007            8/25/2007           54,187,845.87             10
    11                8/25/2007            9/25/2007           52,579,827.31             10
    12                9/25/2007           10/25/2007           51,018,998.79             10
    13               10/25/2007           11/25/2007           49,503,976.06             10
    14               11/25/2007           12/25/2007           48,033,415.42             10
    15               12/25/2007            1/25/2008           46,606,012.63             10
    16                1/25/2008            2/25/2008           45,220,501.64             10
    17                2/25/2008            3/25/2008           43,875,653.56             10
    18                3/25/2008            4/25/2008           42,570,275.52             10
    19                4/25/2008            5/25/2008           41,303,209.64             10
    20                5/25/2008            6/25/2008           40,021,317.06             10
    21                6/25/2008            7/25/2008           38,698,814.40             10
    22                7/25/2008            8/25/2008           37,545,430.77             10
    23                8/25/2008            9/25/2008           36,194,335.33             10
    24                9/25/2008           10/25/2008           35,048,322.53             10
    25               10/25/2008           11/25/2008           34,002,072.59             10
    26               11/25/2008           12/25/2008           32,986,531.90             10
    27               12/25/2008            1/25/2009           32,000,799.53             10
    28                1/25/2009            2/25/2009           31,044,000.94             10
    29                2/25/2009            3/25/2009           30,115,287.27             10
    30                3/25/2009            4/25/2009           29,213,834.54             10
    31                4/25/2009            5/25/2009           28,338,842.92             10
    32                5/25/2009            6/25/2009           27,489,536.08             10
    33                6/25/2009            7/25/2009           26,635,539.75             10
    34                7/25/2009            8/25/2009           25,787,418.89             10
    35                8/25/2009            9/25/2009           24,108,860.16             10
    36                9/25/2009           10/25/2009           22,862,609.76             10
    37               10/25/2009           11/25/2009           22,163,273.17             10
    38               11/25/2009           12/25/2009           21,688,800.54             10
    39               12/25/2009            1/25/2010           21,051,688.54             10
    40                1/25/2010            2/25/2010           20,433,279.81             10
    41                2/25/2010            3/25/2010           19,833,025.55             10
    42                3/25/2010            4/25/2010           19,250,392.96             10
    43                4/25/2010            5/25/2010           18,684,865.09             10
    44                5/25/2010            6/25/2010           18,135,940.06             10
    45                6/25/2010            7/25/2010           17,603,130.70             10
    46                7/25/2010            8/25/2010           17,085,964.11             10
    47                8/25/2010            9/25/2010           16,583,981.29             10
    48                9/25/2010           10/25/2010           16,096,736.68             10
    49               10/25/2010           11/25/2010           15,623,797.80             10
    50               11/25/2010           12/25/2010           15,164,744.85             10

                                     I-1
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   Line                    Calculation Period                 NotionalAmount ($)     Multiplier
  -------        --------------------------------------  -----------------------   -------------
    51               12/25/2010            1/25/2011           14,719,170.34             10
    52                1/25/2011            2/25/2011           14,286,554.60             10
    53                2/25/2011            3/25/2011           13,859,366.98             10
    54                4/25/2011            5/25/2011           13,444,722.81             10
    55                5/25/2011            6/25/2011           13,042,253.99             10
    56                6/25/2011            7/25/2011           12,646,120.94             10
    57                7/25/2011            8/25/2011           12,261,881.17             10
    58                8/25/2011            9/25/2011           11,736,221.08             10
    59                9/25/2011           10/25/2011            4,370,644.50             10
    60               10/25/2011           11/25/2011              329,508.82             10
    61               11/25/2011           12/25/2011                    0.00             10

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